UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 6, 2008

Hardinge Inc.
(Exact name of Registrant as specified in its charter)

New York	000-15760	16-0470200
(State or other jurisdiction of incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

One Hardinge Drive, Elmira, NY 14902
(Address of principal executive offices) (Zip Code)

(607) 734-2281
(Registrant’s telephone number including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

                The Board of Directors of Hardinge Inc. amended the Bylaws of the Company on May 6, 2008 to clarify that the positions of Chairman of the Board and Chairman of the Executive Committee may be held by members of the Board of Directors who are not officers of the Company.  The text of these amendments is included as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.  A complete copy of the Company’s Bylaws, as amended, has been filed as Exhibit 3.1 to the Company’s report on Form 10-Q for the period ended March 31, 2008.

Item 9.01	Financial Statements and Exhibits

The following Exhibit is filed herewith:

Exhibit No.	Description

3.1	Amendments to Bylaws of Hardinge Inc., as adopted on May 6, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HARDINGE INC.
Registrant

Date: May 12, 2008	By:	/s/	EDWARD J. GAIO
Edward J. Gaio, Vice President and
Chief Financial Officer